Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joshua Brumm, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Crescent Biopharma, Inc. (the “Company”) for the fiscal quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) (i), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; (ii), and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joshua Brumm
Joshua Brumm
Chief Executive Officer
(Principal Executive Officer)
July 30, 2026